                                                      EXHIBIT 99.2



                              ARTHUR ANDERSEN LLP

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form 8-K of our reports dated January 27, 1997 which are incorporated by reference and included in CRA Managed Care, Inc.'s Form 10-K for the year ended December 31, 1996. CRA Managed Care, Inc.'s Form 10-K is incorporated by reference in the Form S-4 of Concentra Managed Care, Inc. (Registration No. 333-27105) which is included as an exhibit to this Form 8-K. We also consent to all references to our Firm included in the Form S-4.


                                                   /s/ Arthur Andersen LLP
                                                   ARTHUR ANDERSEN LLP

Boston, Massachusetts
May 15, 1997